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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



     Date of report (Date of earliest event reported)    December 21, 1998



                                CASE CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)




                                    Delaware
                 (State or Other Jurisdiction of Incorporation)



               1-13098                          76-0433811
       (Commission File Number)      (I.R.S. Employer Identification No.)




         700 State Street, Racine, Wisconsin                 53404
       (Address of Principal Executive Offices)            (Zip Code)




                                 (414) 636-6011
              (Registrant's Telephone Number, Including Area Code)



         (Former Name or Former Address, If Changed Since Last Report)


                               Page 1 of  8 Pages

                           (Exhibit Index at Page 5)

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Item 5. Other Events

     The press release of registrant dated December 21, 1998, filed as Exhibit 99 hereto and disclosing additional actions registrant is taking in response to lower than previously anticipated demand for agricultural equipment.

                                       2
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Item 7. Financial Statements and Exhibits

     (c) Exhibits

           Exhibit No.            Exhibit
           -----------            -------
               99         Press release of the Company dated  December 21, 1998.



                                       3
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       CASE CORPORATION


                                       By:  /s/  Kevin J. Hallagan
                                            ------------------------------
                                                  Kevin J. Hallagan
                                            Associate General Counsel and
                                                 Assistant Secretary


December 22, 1998

                                       4
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                                 EXHIBIT INDEX

Exhibit No.                       Description                          Page
-----------                       -----------                          ----

   99        Press release of the Company dated December 21, 1998.       6

                                       5